UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 27, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Amended and Restated Trust Agreement dated as of February 27, 2007, providing for the issuance of the Thornburg Mortgage Securities Trust 2007-1, Mortgage-Backed Notes, Series 2007-1)

Thornburg Mortgage Securities Trust 2007-1
(Exact Name of Issuing Entity as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Thornburg Mortgage Home Loans, Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 526-7000

                                                  No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust 2007-1 Mortgage-Backed Notes, Series 2007-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,400,712,000 the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3A and Class A-3B Thornburg Mortgage Securities Trust 2007-1, Mortgage-Backed Notes, Series 2007-1 (the “Public Notes”) on February 27, 2007. The Public Notes were offered pursuant to the Prospectus, dated February 20, 2007, as supplemented by the Prospectus Supplement, dated February 23, 2007 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Sale and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Notes. The Notes were issued pursuant to an Indenture (the “Indenture”), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among LaSalle Bank National Association, as indenture trustee, Thornburg Mortgage Securities Trust 2007-1, as issuer (the “Issuer”) and Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”). The “Notes” consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3A, Class A-3B, Class A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6. The Issuer also issued ownership certificates (the “Ownership Certificates”) pursuant to an Amended and Restated Trust Agreement, attached hereto as Exhibit 4.3, dated as of February 27, 2007, among the Registrant, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”), and the Securities Administrator. The Notes and Ownership Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of adjustable rate and hybrid, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,455,286,818 as of February 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement (the “Sale and Servicing Agreement”), dated as of February 1, 2007, among the Issuer, Thornburg Mortgage Home Loans, Inc., as initial seller and sponsor, the Registrant, as depositor, Thornburg Mortgage Funding, Inc., as seller, the Owner Trustee, the Securities Administrator, Wells Fargo Bank, N.A., as master servicer, and the Indenture Trustee.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Indenture, dated as of February 1, 2007, among Thornburg Mortgage Securities Trust 2007-1, as issuer (the “Issuer”), LaSalle Bank National Association, as indenture trustee (the “Indenture Trustee”), and Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator (the “Securities Administrator”).

4.2
Sale and Servicing Agreement, dated as of February 1, 2007, among the Issuer, Thornburg Mortgage Home Loans, Inc., as initial seller and sponsor, Structured Asset Securities Corporation, as depositor (the “Depositor”), Thornburg Mortgage Funding, Inc., as seller (“Thornburg”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Securities Administrator, Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor, the Owner Trustee and the Securities Administrator.

4.4	Administration Agreement, dated as of February 1, 2007, among the Issuer, the Indenture Trustee, the Securities Administrator, the Owner Trustee and the Depositor.

4.5	Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between Thornburg Mortgage Home Loans, Inc., as seller, and Thornburg, as purchaser.

4.6	Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between Thornburg, as seller, and Structured Asset Securities Corporation, as purchaser.

99.1	Auction Administration Agreement, dated as of February 27, 2007, between Credit Suisse International and Wells Fargo, as auction administrator.

99.2	ISDA Master Agreement, the Schedule thereto and Confirmation, each dated as of February 27, 2007, between Credit Suisse International and Wells Fargo, as securities administrator.

99.3
ISDA Master Agreement, the Schedule thereto, a Credit Support Annex thereto and three Cap Confirmations (reference numbers IRG16205287.2A, IRG16205310.2A, IRG16205313.2A, respectively), dated as of February 27, 2007.

99.4
(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated February 21, 2007, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:  /s/ Mary Stone
Name: Mary Stone
Title: Vice President

Dated: March 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated as of February 1, 2007, among Thornburg Mortgage Securities Trust 2007-1, as issuer (the “Issuer”), LaSalle Bank National Association, as indenture trustee (the “Indenture Trustee”), and Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator (the “Securities Administrator”).

4.2
Sale and Servicing Agreement, dated as of February 1, 2007, among the Issuer, Thornburg Mortgage Home Loans, Inc., as initial seller and sponsor, Structured Asset Securities Corporation, as depositor (the “Depositor”), Thornburg Mortgage Funding, Inc., as seller (“Thornburg”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Securities Administrator, Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor, the Owner Trustee and the Securities Administrator.

4.4	Administration Agreement, dated as of February 1, 2007, among the Issuer, the Indenture Trustee, the Securities Administrator, the Owner Trustee and the Depositor.

4.5	Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between Thornburg Mortgage Home Loans, Inc., as seller, and Thornburg, as purchaser.

4.6	Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between Thornburg, as seller, and Structured Asset Securities Corporation, as purchaser.

99.1	Auction Administration Agreement, dated as of February 27, 2007, between Credit Suisse International and Wells Fargo, as auction administrator.

99.2	ISDA Master Agreement, the Schedule thereto and Confirmation, each dated as of February 27, 2007, between Credit Suisse International and Wells Fargo, as securities administrator.

99.3
ISDA Master Agreement, the Schedule thereto, a Credit Support Annex thereto and three Cap Confirmations (reference numbers IRG16205287.2A, IRG16205310.2A, IRG16205313.2A, respectively), dated as of February 27, 2007.

99.4
(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated February 21, 2007, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.